Investment in Aqualung	12 Months Ended
Jun. 30, 2024
Investment in Aqualung
Investment in Aqualung
6.	Investment in Aqualung

On May 5, 2022, the Company purchased 179,175 common shares of Aqualung Carbon Capture AS (“Aqualung”) for $3.1 million (NOK 23.3 million), representing an approximate 4.55% ownership in Aqualung. Aqualung is engaged in carbon capture technology and is based in Norway with operations in the United States.

During the fiscal year 2023, Aqualung closed a private placement in which the Company did not participate. The Company’s ownership changed from 4.55% to 4.4%.

Changes in the Company’s Investment in Aqualung for the year ended June 30, 2024 and June 30, 2023 are summarized as follows:

Balance, June 30, 2022	$3,221
Effect of change in fair value	93
Balance, June 30, 2023	3,314
Effect of change in fair value	106
Balance, June 30, 2024	$3,420

At June 30, 2024, NOK amounts were converted at a rate of NOK 1.00 to CAD 0.128. A 10% increase or decrease in NOK relative to the Canadian dollar would result in a change of approximately $342 (June 30, 2023: $331) in the Company’s comprehensive income (loss) for the year to date.